Net Trading Income (Tables)	12 Months Ended
Mar. 31, 2020
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Summary of Net Trading Income
Net trading income for the fiscal years ended March 31, 2020, 2019 and 2018 consisted of the following:

	For the fiscal year ended March 31,
	2020	2019	2018
	(In millions)
Interest rate	¥149,420	¥176,352	¥128,137
Foreign exchange	(78,541)	92,835	87,322
Equity	59,388	46,576	48,047
Credit	2,495	3,667	5,735
Others	1,307	872	1,223

Total net trading income	¥134,069	¥320,302	¥270,464